Filed Pursuant to Rule 497(e)
Securities Act of 1933 File No. 333-141120

WHV
INTERNATIONAL EQUITY FUND

of
FundVantage Trust

Class A Shares (WHVAX)
Class I Shares (WHVIX)

PROSPECTUS

September 1, 2010

This prospectus gives vital information about the WHV International Equity Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read the prospectus before you invest, and keep it on hand for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

WHV INTERNATIONAL EQUITY FUND

Investment Objective

The WHV International Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Expenses and Fees

The table below describes the fees and expenses that you may pay if you buy and hold Class A and Class I shares of the Fund. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Fund. More information about these and other discounts is available from your financial professional and in the section entitled “Purchase of Shares” on page 12 of the Fund’s prospectus and in the section entitled “Purchase, Redemption and Pricing of Shares” on page 53 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):
	Class A	Class I
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None[1]	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25%	None
Other Expenses	1.07%	1.50%
Total Annual Fund Operating Expenses[2]	2.32%	2.50%
Fee Waiver and/or Expense Reimbursement[2]	(0.82)%	(1.25)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.50%	1.25%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]	Wentworth, Hauser and Violich, Inc. (“WHV” or the “Adviser”) has contractually agreed to a reduction of its advisory fee and/or reimbursement of other operating expenses in order to limit “Total Annual Fund Operating Expenses,” excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund Fees and Expenses,” to 1.50% with respect to Class A and 1.25% with respect to Class I of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2013, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example below shows what you would pay if you invested $10,000 in the Fund’s Class A shares and $500,000 (minimum investment) in Class I shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$719	$1,022	$1,520	$2,886
Class I	$6,367	$19,827	$48,448	$126,503

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30.18% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund normally invests in a combination of equity securities of foreign (i.e., non-U.S.) companies with a suitable potential for earnings growth. The portfolio manager uses a top-down approach to identify sectors and industries that the portfolio manager deems favorable for investment, rather than focusing on the particular country of origin of an issuer. After selecting sectors where the portfolio manager believes demand will exceed supply over time, the portfolio manager focuses on individual industries, countries and securities. The Fund may focus its investments in specific sectors or industries and may not have exposure to all economic sectors. Securities are selected based on their potential for long-term earnings growth. The portfolio manager typically constructs a portfolio of securities it believes exhibit strong earnings and growth momentum and has exceeded the expectations of securities analysts. The Fund normally invests its assets in equity securities of larger non-U.S. companies located in countries with developed markets, but may also invest in companies domiciled in emerging markets.

The portfolio manager may sell a portfolio security if it believes the fundamentals of the sector, industry, region, country or issuer are deteriorating; deems that the security has become overvalued; develops concerns about the accounting practices or management of the issuer; or determines that better investment opportunities are available.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund’s net asset value, yield and total return. It is possible to lose money by investing in the Fund.

•	Foreign Security Risks: The Fund invests in securities of foreign issuers, including American Depository Receipts (“ADRs”). These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

•	Currency Risk. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities.

•	Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies and therefore may involve greater risks.

•	Foreign Tax Risk. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

•	Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers.

•	Investment Restriction Risk. Some countries restrict foreign investment in their securities markets. These restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

•	Political and Economic Risks. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets and nationalization of assets.

•	Emerging Market Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression.

•	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Market Risk: The risk that the market value of a security may, sometimes rapidly and unpredictably, fluctuate. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•	Sector Risk: The Fund may focus its investments from time to time in a limited number of economic sectors. The Fund may not have exposure to all economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s net asset value and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

Performance Information

The bar chart and the performance table illustrate the risks and volatility of an investment in Class I shares of the Fund for the past calendar year and show how the average annual total returns for one year, and since inception, before and after taxes, compare with those of the MSCI EAFE Index (Europe, Australasia, Far East). Total returns would have been lower had certain fees and expenses not been waived or reimbursed. Past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

Calendar Year-to-Date Total Return as of June 30, 2010: -12.85%

Best Quarter	Worst Quarter

33.72%	-0.76%
(June 30, 2009)	(March 31, 2009)

WHV International Equity Fund – Class I Shares

		Since Inception
Average Annual Total Returns as of December 31, 2009	1 Year	(December 19, 2008)

Class I Shares Return Before Taxes	69.68%	76.52%
Class I Shares Return After Taxes on Distributions[1]	69.67%	76.51%
Class I Shares Return After Taxes on Distributions and Sale of Shares[1]	45.29%	65.10%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	32.47%	33.87%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares.

Management of the Fund

Investment Adviser
Wentworth, Hauser and Violich, Inc.
Sub-Adviser
Hirayama Investments, LLC
Portfolio Manager
Richard K. Hirayama is Managing Member of Hirayama Investments, LLC and Senior Vice President of WHV and has been managing the portfolio of the Fund since its inception in 2008.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

Account Type	Minimum	Class A	Class I
Regular Accounts	Initial Investment	$5,000	$500,000

	Additional Investments	$100	No Minimum

Individual Retirement Accounts	Initial Investment	$2,000	Not Available

	Additional Investments	$100	Not Available

Automatic Investment Plan	Initial Investment	$2,500	Not Available

	Additional Investments	$500	Not Available

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the “Exchange”) is open and through the means described below.

Purchase or redemption by mail:

Regular mail: WHV International Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: WHV International Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (888) 948-4685 (WHV-INTL)

Purchase by wire:

PNC Bank, N.A.
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Credit: WHV International Equity Fund and Share Class:
FBO: Shareholder name and account number

Redemption by telephone:

Call (888) 948-4685 (WHV-INTL).

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE,
STRATEGIES AND RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon notice to shareholders. There is no guarantee that the Fund will achieve its investment objective.

INVESTMENT STRATEGIES

Principal Investment Strategies

The Fund normally invests its assets in equity securities of larger non-U.S. companies located in countries with developed markets. The Fund also may invest in companies domiciled in emerging markets. The Fund may invest directly in foreign securities or indirectly through shares of ADRs, International Depository Receipts, Global Depository Receipts and European Depository Receipts (together, “Depository Receipts”). The Fund will invest at least 80% of its total assets in a diversified portfolio of equity or equity-related securities. This policy may be changed by the Board of Trustees of the Trust without shareholder approval upon sixty (60) days’ written notice to shareholders.

The Fund classifies a company’s country of origin by where it is domiciled for tax purposes. This may mean that, in certain instances, a company in which the Fund invests may be domiciled for tax purposes in a foreign (non-U.S.) country but may nonetheless have substantial operations in or derive revenue from sales made or services provided in the U.S.

The portfolio manager uses a top-down approach to identify sectors and industries for investment that will benefit from existing supply and demand imbalances, rather than focusing on the particular country of origin of an issuer. Although the Fund may not invest 25% or more of its net assets in any single industry, the Fund may focus its investments in a selected number of sectors or industries. The investment process begins by analyzing the growth potential of ten global economic sectors, including consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, telecommunication services and utilities. The portfolio manager forecasts macroeconomic factors for each sector and weights each sector based on its assessment of upside potential and downside risk. Not all sectors may be represented in the final portfolio. The portfolio manager particularly focuses on identifying sectors where it believes demand will exceed supply over time. The portfolio manager then analyzes specific industries and countries, which results in a universe of approximately 1,500 foreign securities and Depository Receipts from which to select securities.

The securities selection process attempts to identify securities with potential for long-term dynamic earnings growth. Following sector/industry selection the portfolio manager applies quantitative valuation modeling and sell-side research to narrow the universe to securities with the desired earnings per share and growth estimates. The portfolio manager then applies qualitative research on the remaining securities, which includes analyzing income and balance sheet ratios and comparing the ratios to previous quarters to identify growth trends. It is anticipated that the Fund’s portfolio will consist of securities that the portfolio manager believes have the greatest potential for superior earnings growth over the long term.

The portfolio manager may sell securities in anticipation of market declines, trade securities actively or sell securities in order to make cash available for new investment opportunities, which could increase the Fund’s transaction costs (thus lowering performance) and increase your taxable distributions.

Other Investment Strategies and Policies

The Fund may borrow to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). At times, the Fund may be required to segregate or earmark certain assets determined to be liquid by the Adviser (generally, short-term investment grade fixed income securities) to cover borrowings.

The Fund may invest in shares of exchange traded funds or “ETFs” whose underlying investments are consistent with the Fund’s investment objective. ETFs are registered investment companies whose shares are publicly traded on a securities exchange and track a securities market index. As a shareholder in an investment company, the Fund would bear its pro-rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The 1940 Act limits investments in the securities of other investment companies. Although the 1940 Act limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Fund, are permitted to invest in certain ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF.

Any percentage limitations with respect to the investment of the Fund’s assets or quality requirement of issues or issuers in which the Fund invests are applied at the time of purchase.

In anticipation of or in response to adverse market or other conditions or atypical circumstances as determined by the portfolio manager, such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. Under such conditions, the Fund may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Fund will achieve its investment objective.

The investments and strategies discussed above are those that the Adviser will use under normal market conditions. The Fund also may use other strategies and engage in other investment practices, which are described in the Fund’s SAI. Additional information about these investment strategies and practices and related risks is provided in the Fund’s SAI.

RISKS

The following is a list of certain principal risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s SAI:

•	Foreign Security Risks: The Fund invests in securities of foreign issuers, including ADRs. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets including:

•	Currency Risk. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

•	Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

•	Foreign Tax Risk. Income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax.

•	Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

•	Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

•	Political and Economic Risks. Investing in foreign securities is subject to the risk of political, social, or economic instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement of currency or other assets and nationalization of assets.

•	Emerging Market Risk: The risk associated with investing in securities of companies located in less developed countries, also known as emerging markets. Some foreign markets in which the Fund may invest are considered to be emerging markets. The risks of foreign investments are usually greater for emerging markets than more developed markets. See “Foreign Security Risks” above. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest.

•	Management Risk: As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

•	Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

•	Sector Risk: The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund’s net asset value and total returns and may subject the Fund to greater risk of loss. Accordingly, the Fund could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of securities and sectors.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s SAI, which is available, free of charge, by calling (888) 948-4685 (WHV-INTL). The SAI may also be viewed or downloaded, free of charge, from the Fund’s website at www.whv.com/default.asp?pageid=mutualfund.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

The Board of Trustees of the Trust supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER AND SUB-ADVISER

Wentworth, Hauser and Violich, Inc. is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California 94111-3203. WHV was founded in 1937 and, in addition to serving as investment adviser to the Fund, provides portfolio management services to individuals, public and private pension plans, corporations, Taft-Hartley funds, charitable and educational endowments, foundations and other investment companies. As of July 31, 2010, WHV had approximately $12.3 billion in total assets under management. WHV, subject to the general oversight of the Trust’s Board of Trustees, has overall responsibility for directing the investments of the Fund in accordance with its investment objective, policies and limitations.

Hirayama Investments, LLC (the “Sub-Adviser”) is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California 94111-3203. The Sub-Adviser provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the Fund.

For its services as investment adviser to the Fund, the Fund pays WHV an investment advisory fee of 1.00% of the Fund’s average daily net assets. For its services as sub-adviser to the Fund, WHV pays the Sub-Adviser a sub-advisory fee of up to 70% of the investment advisory fee. For the fiscal period ended April 30, 2010, the Fund paid no investment advisory fees in light of a contractual expense limitation in place for the Fund.

A discussion of the basis for the Board of Trustees’ approval of the investment advisory agreement between the Trust, on behalf of the Fund, and WHV and the sub-advisory agreement among WHV, the Sub-Adviser and the Trust, on behalf of the Fund, is provided in the Fund’s annual report to shareholders for the fiscal period ended April 30, 2009.

PORTFOLIO MANAGER

Richard K. Hirayama, Managing Member of Hirayama Investments, LLC (Senior Vice President of WHV) is responsible for the day-to-day management of the Fund. Mr. Hirayama developed the WHV International Equity strategy at WHV and has been the strategy’s lead portfolio manager since 1995. Before joining WHV in 1990, Mr. Hirayama held security analyst and portfolio manager positions at Associated Capital Investors from 1988-1990 and Bank of America Investment Management Company from 1983-1988. He received his BA and MBA degrees from the University of California, Berkeley. In June 2008, Mr. Hirayama and WHV created Hirayama Investments, LLC to act as the exclusive sub-advisor to the strategy. He also serves as one of four portfolio managers for the WHV Small Cap Equity strategy.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of the Fund.

PRIOR PERFORMANCE OF THE INVESTMENT ADVISER

Shown on the opposite page is performance information for the WHV International Equity Composite (the “Composite”). The Composite includes all non-wrap accounts invested in the WHV International Equity strategy, a portfolio of primarily international equity growth stocks that is expected to generate long-term capital appreciation. These accounts are managed with the same investment objective as the Fund, and are subject to substantially similar investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund.

The WHV International Equity Strategy was developed by Mr. Hirayama in 1995 when he was employed by WHV. Mr. Hirayama has implemented the strategy as an employee of WHV and, since August 2008, managed the Composite accounts pursuant to a sub-advisory agreement, effective January 1, 2009, with the Sub-Adviser, an affiliate of WHV, with whom Mr. Hirayama is now employed. The sub-advisory arrangements between WHV and the Sub-Adviser provide for the Sub-Adviser to provide its services exclusively to WHV.

The Composite for which results are reported is “gross” and “net” of fees (after deduction of the management fee from the Composite’s gross of fee monthly return). The net of performance fee is calculated using the highest annual fee that WHV charges to accounts included in the Composite, divided by 12. However, WHV uses a tiered fee schedule where the annual management fee decreases as the value of assets under management in a particular account increases. Because the net of fee calculation does not reflect WHV’s tiered fee schedule, the net of fee results may not reflect actual results for accounts in the Composite.

The Composite is not subject to the same type of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code of 1986, as amended (the “Code”). Consequently, the performance results for the Composite could have been adversely affected if the separate accounts had been regulated as an investment company.

Past performance is not indicative of future results. The actual return and value of an account will fluctuate and at any point in time could be worth more or less than the amount initially invested.

Historical Performance Composite

	Total	Total
	Return	Return	MSCI-			Total Assets	(%) of
For Periods	(%)	(%)	EAFE	Composite		at End of	Non-Fee	Percentage	Total Firm
Ending	Gross	Net of	Returns	Dispersion	Number of	Period	Paying	of Firm	Assets
December 31st	of Fees	Fees	(%)	(%)	Portfolios	($ millions)	Portfolios	Assets	($ millions)

6/30/2010*	-16.98%	-17.20%	-13.75%	N/A	404	3,085.5	0%	27.22%	11,337

3/31/2010*	3.46%	3.21%	0.94%	N/A	410	3,525.8	0%	26.61%	13,252

2009	62.10%	60.55%	32.46%	5.19%	415	3,371.7	0%	26.66%	12,646

2008	-49.17%	-49.71%	-43.06%	2.43%	456	2,252.5	0%	26.89%	8,376

2007	44.35%	42.95%	11.63%	3.82%	414	4,040.1	0%	28.06%	14,400

2006	23.73%	22.51%	26.86%	4.41%	310	2,000.4	0%	22.19%	9,013

2005	40.92%	39.56%	14.02%	4.77%	148	830.5	0%	12.53%	6,630

2004	30.20%	28.93%	20.70%	3.19%	54	292.9	0%	5.14%	5,700

2003	29.26%	28.00%	39.17%	6.59%	40	177.6	0%	3.27%	5,424

2002	-8.44%	-9.27%	-15.66%	4.77%	33	104.2	0%	2.79%	3,734

2001	-17.06%	-17.74%	-21.21%	2.76%	21	72.8	0%	1.64%	4,442

2000	29.56%	28.54%	-13.97%	0.67%	15	62.3	0%	1.49%	4,168

1999	51.99%	50.82%	27.37%	N/A	2	18.9	0%	0.62%	3,058

1998	13.86%	12.96%	20.43%	N/A	2	11.9	23.8%	0.49%	2,418

1997	16.82%	15.93%	1.98%	N/A	2	10.1	24.8%	0.52%	1,946

1996	19.22%	18.31%	6.34%	N/A	1	4.8	0%	0.26%	1,812

1995	13.57%	12.69%	11.55%	N/A	1	3.1	0%	0.19%	1,630

*	Non-annualized performance for the quarters ended March 31, 2010 and June 30, 2010.

The Composite was created on October 31, 2004.

The results shown above: (1) represent a composite of all fully discretionary, fee paying accounts (except where otherwise noted) with substantially similar investment objectives, policies and strategies to that of the Fund and have been under management for at least one month; (2) are time and size weighted total rates of return expressed in U.S. dollars; (3) reflect all income, gains and losses and the reinvestment of any dividends or capital gains without provision for federal or state income taxes; and (4) are shown “gross” and “net” of fees (after deduction of advisory fees but not including fees and expenses such as custody fees which are paid separately by the investor)). The minimum asset level for inclusion in the composite is $100,000. Prior to January 1, 2010, the minimum asset level for inclusion in the composite was $50,000. Otherwise, all similarly managed accounts have been included in the Composite performance data.

“Firm” assets include all fee-paying accounts of the Adviser under management.

The “Composite Dispersion” presented is an asset-weighted standard deviation for the accounts included in the Composite for the entire year. Standard deviation is a statistical measure of the degree to which an individual account’s return varies from the mean return for the composite. A high “Composite Dispersion” percentage would indicate greater volatility and thus greater potential risk. Composite Dispersion is not presented for quarterly periods or for years where the Composite consists of five or fewer accounts as it is not considered statistically meaningful.

The average market capitalization of portfolios in the Composite may differ from the weighted average market capitalization of the index. Additionally, the volatility of the MSCI-EAFE index may be greater or less than the volatility of the separate accounts in the Composite. As of June 30, 2010, 45.63% of the assets in the Composite were invested in countries or regions not included in the MSCI-EAFE index.

A complete list and description of the Adviser’s composites, as well as additional information regarding policies for calculating and reporting returns, are available upon request. The Adviser’s fees are described in the Adviser’s Form ADV Part II.

OTHER SERVICE PROVIDERS

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

*	Do not use this address for purchases and redemptions. Please see “Purchase of Shares” and “Redemption of Shares” sections for further instructions.

SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of the Fund’s shares is based on its NAV. The Fund values its assets, based on current market values when such values are available. The NAV per share of the Fund is calculated as follows:

		−	Value of Assets Attributable to the Shares Value of Liabilities Attributable to the Shares
NAV	=		Number of Outstanding Shares

The Fund’s NAV per share is calculated once daily at the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are value based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Fund may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Fund prices its shares. Significant events may include: (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Share Classes

The Trust offers Class A shares and Class I shares of the Fund. Each class of shares has different expenses and distribution arrangements to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of your investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Class A shares are generally offered to individuals, corporate investors and retirement plans. Class I shares are generally offered to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

Class A	Class I

Initial sales charge of 5.75% or less	No initial sales charge
Deferred sales charge may apply[1]	No deferred sales charge
Higher annual expenses than Class I shares due to distribution fee	Lower annual expenses than Class A shares due to no distribution fee

[1]	A 1.00% CDSC may apply for investments of $1 million or more of Class A shares (and therefore no initial sales charge was paid) and shares are redeemed within 18 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where BNY Mellon Distributors Inc. (the “Underwriter”) did not pay a commission to the selling broker-dealer. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

Shares representing interests in the Fund are offered continuously for sale by the Underwriter. You can purchase Class A shares or Class I shares of the Fund through certain broker-dealers, or directly through the transfer agent of the Fund, as discussed below. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares. The Fund reserves the right to waive the minimum investment requirement for any investor.

CLASS A SHARES

Distribution Plan

The Board of Trustees, on behalf of the Fund’s Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The distribution plan for Class A shares provides for payments of up to 0.25% of the average daily net assets of the Fund’s Class A shares.

Front-End Sales Charge

Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

Class A Shares – Front-End Sales Charge
	Sales Charge as a	Sales Charge as a	Dealer Concession
	Percentage of	Percentage of Net	as a Percentage of
Amount of Single Transaction	Offering Price	Amount Invested	Offering Price
$0 – $49,999	5.75%	6.10%	5.50%

$50,000 – $99,999	4.50%	4.71%	4.25%

$100,000 – $249,999	3.75%	3.90%	3.50%

$250,000 – $499,999	2.75%	2.83%	2.50%

$500,000 – $999,999	2.00%	2.40%	1.75%

$1,000,000 or more	0.00%	0.00%	0.00%

The Underwriter may pay a dealer concession to those selected dealers who have entered into an agreement with the Underwriter. The dealer’s concession depends on which class of shares you choose and may be changed from time to time. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an “underwriter” under the Securities Act of 1933, as amended. The Underwriter may pay selected dealers a commission on purchases of $1 million or more. The CDSC will only apply to those purchases of Class A shares of $1 million or more where the Underwriter paid this commission to the selling broker-dealer. If the Underwriter pays such a commission, the CDSC will be retained by the Underwriter as reimbursement for its previous commission payments.

Contingent Deferred Sales Charge (“CDSC”)

You may be subject to a CDSC if you purchase Class A shares. If you bought Class A shares without an initial sales charge because your investments in the Fund aggregated over $1 million at the time of purchase, you may incur a CDSC of up to 1.00% if you redeem those shares within eighteen months of purchasing those shares. Subsequent Class A share purchases that bring your aggregate account value to $1 million or more will also be subject to a CDSC if you redeem them within eighteen months of purchasing those shares. The CDSC will not apply to purchases of Class A shares where a commission was not paid by the Underwriter. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them.

The CDSC on Class A shares is applied to the NAV at the time of your purchase or sale, whichever is lower, and will not be applied to any shares you receive through reinvested distributions. When you place an order to sell your Class A shares, the Fund will first redeem any shares that are not subject to a CDSC followed by those you have held the longest.

You may be able to avoid an otherwise applicable CDSC when you sell Class A shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Trust, the Underwriter or the Adviser, or for other reasons. A CDSC that would otherwise be applied may be waived, at the discretion of the Fund, for certain sales in connection with agreements by a dealer to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions. The Fund may change or cancel these terms at any time.

Reduced Sales Charges

You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of the Fund’s Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”), as transfer agent. Certain transactions in Class A shares may be made at NAV as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at broker-dealers (rather than opening an account directly with the Fund’s transfer agent). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund’s transfer agent regarding eligibility for these privileges. Stated differently, investors must identify to the Fund’s transfer agent, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper “breakpoint” discounts.

In order for the Fund to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund’s transfer agent with the applicable account numbers. For purposes of identifying Fund accounts opened directly with the transfer agent, you or your registered representative must provide the Fund’s transfer agent with either the applicable account numbers or the applicable tax identification numbers.

Right of Accumulation. You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer or BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

Letter of Intent. You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, BNY Mellon Investment Servicing will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer or

BNY Mellon Investment Servicing, the Fund’s transfer agent, at the time the Letter of Intent is submitted that there are prior purchases that may apply.

For more information on reduced sales charges, please visit the Fund’s website at www.whv.com/default.asp?pageid=mutualfund or consult your broker or financial intermediary. The website provides information on sales charges, free of charge and in a clear and prominent format.

Sales at Net Asset Value

The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser, the Sub-Adviser or their affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser, the Sub-Adviser and their affiliates and certain employee benefit plans for employees of the Adviser and the Sub-Adviser; (4) officers, directors and employees of the administrator, transfer agent, underwriter and custodian and members of their immediate families; (5) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the investment adviser; (6) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (7) broker-dealers who have entered into selling agreements with the Adviser or the Sub-Adviser for their own accounts; and (8) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Fund.

CLASS I SHARES

Sales of the Fund’s Class I shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Class I shares are only available to corporations or other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others. If you purchase Class I shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization.

TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to BNY Mellon Investment Servicing at the address noted below, together with a check payable to the Fund. Please make sure your check is for at least $5,000 ($2,000 if investing in an individual retirement account) with respect to Class A shares and at least $500,000 with respect to Class I shares. Mail the application and your check to:

Regular mail: WHV International Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: WHV International Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (888) 948-4685 (WHV-INTL)

The Fund will only accept checks drawn on U.S. currency on domestic banks. The Fund will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third party checks and third party transactions.

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund at (888) 948-4685 (WHV-INTL) for more information.

By Wire

To make a same-day wire investment, call toll-free (888) 948-4685 (WHV-INTL) before 4:00 p.m. Eastern time. An account number will be assigned to you. Please make sure your wire is for at least $5,000 ($2,000 if investing in an individual retirement account) with respect to Class A shares and at least $500,000 with respect to Class I shares. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee. Please mail your completed application to BNY Mellon Investment Servicing at the address under “To Open An Account — By Mail.” Call your bank with instructions to transmit funds to:

PNC Bank, N.A.
Pittsburgh, PA
ABA No: 031000053
DDA No: 8611732768
Credit: WHV International Equity Fund and Share Class:
FBO: Shareholder name and account number

Individual Retirement Account Investments

You may invest in the Fund through the following individual retirement accounts:

•	Traditional Individual Retirement Accounts (“IRAs”)

•	Roth Individual Retirement Accounts (“Roth IRAs”)

•	Coverdell Education Savings Accounts (“Education IRAs”)

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure that your check is payable to the Fund and that your additional investment is for at least $100 with respect to Class A shares. There is no minimum additional investment amount required for Class I shares. Mail the slip and your check to:

Regular mail: WHV International Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: WHV International Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (888) 948-4685 (WHV-INTL)

By Wire

Call toll-free (888) 948-4685 (WHV-INTL). The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Call your bank with instructions under “To Open An Account — By Wire.” Your bank may charge a wire fee. Please make sure your wire is for at least $100 with respect to Class A shares. There is no minimum additional investment amount required for Class I shares.

Automatic Investment Plan

You may open an automatic investment plan account for Class A shares with a $2,500 initial purchase and a $500 monthly investment. This plan is not available for Class I shares. If you have an existing account that does not include the automatic investment plan, you can contact the Fund at (888) 948-4685 (WHV-INTL) to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. Once you have established an account with $10,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). The Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund’s transfer agent at (888) 948-4685 (WHV-INTL).

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Purchase Price

Class I shares of the Fund are sold at the NAV next determined after receipt of the request in good order. Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order, plus a sales charge of up to 5.75%. “Good order” means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of the Fund through a financial intermediary who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by the Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Fund may also directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Adviser or their service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser, the Sub-Adviser and, from time to time, affiliates of the Adviser and Sub-Adviser may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales communications or reallowances, distribution fees or servicing fees (including networking administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. At least annually, the Adviser or the Sub-Adviser, as the case may be, will report to the Board of Trustees such information regarding these payments as is reasonably requested by the Board. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser, the Sub-Adviser or their affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser, the Sub-Adviser and their affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the Fund and the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser, the Sub-Adviser or their affiliates may provide for increased rates of compensation as the dollar value of the Fund’s shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

General Information About Sales Charges

Your securities dealer is paid a commission when you buy Class A shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy. From time to time, some financial institutions may receive a concession up to the entire sales charge. Firms that receive a concession of the entire sales charge may be considered underwriters for the purpose of federal securities law.

Reinvestment Privilege for Class A Shares

For a period of 45 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV. You, your broker, or your financial adviser must notify the Fund’s transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Fund may require documentation to support your eligibility.

Rights Reserved by the Fund

The Fund reserves the right to:

•	reject any purchase order;

•	suspend the offering of shares;

•	vary the initial and subsequent investment minimums;

•	waive the minimum investment requirement for any investor; and

•	redeem accounts with balances below the minimum after 30 days’ written notice.

Market Timing and Frequent Trading Policy

The Fund discourages frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Fund is not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of the Fund in an effort to anticipate changes in market prices of the Fund’s investment portfolio is generally referred to as “market timing.” Market timing can adversely impact the ability of an investment adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the net asset value of the Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Fund and its shareholders, the Fund (i) charges a redemption fee of 2% on shares redeemed within sixty (60) days of purchase, and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Fund believes are engaging in similar trading activity that, in the judgment of the Fund or the Adviser, may be disruptive to the Fund. The Fund will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Fund has developed criteria that are used to identify trading activity that may be excessive. The Fund’s Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of market timing or similar trading practices. If, in its judgment, the Fund or the Adviser detects excessive, short-term trading, the Fund may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Fund may modify its procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Fund will apply the criteria in a manner that, in the Fund’s judgment, will be uniform.

There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Fund for an “omnibus” account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, the Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to enforce the Fund’s excessive trading policies, the Fund may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Fund’s transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. The Fund charges a redemption fee of 2.00% on proceeds redeemed within 60 days of their acquisition (see “Redemption Fee”).

Redemption Fee

The Fund charges a redemption fee of 2.00% on proceeds redeemed within 60 days of their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. This redemption fee is not intended to accommodate short-term trading and the Fund will monitor the assessment of redemption fees against your account.

The redemption fee will not be charged on the following transactions:

•	Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the IRC and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

•	Redemptions requested within 60 days following the death or post-purchase disability of the shareholder required by law, i.e. a divorce settlement;

•	Redemptions initiated by the Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of the Fund);

•	Shares acquired through the reinvestment of distributions (dividends and capital gains);

•	Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder;

•	Redemptions in connection with periodic portfolio rebalancing of certain wrap accounts or automatic rebalancing arrangements; and

•	Redemptions for systematic withdrawal plans.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the Securities and Exchange Commission (“SEC”) has by order permitted such suspension for the protection of the Fund’s shareholders, or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Trust reserves the right to make a “redemption in kind” payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

•	Write a letter of instruction that includes: the name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•	Include all signatures and any additional documents that may be required.

•	Mail your request to:

Regular mail: WHV International Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 9829 Providence, RI 02940-8029	Overnight mail: WHV International Equity Fund FundVantage Trust c/o BNY Mellon Investment Servicing 101 Sabin Street Pawtucket, RI 02860-1427 (888) 948-4685 (WHV-INTL)

•	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days to mail.

•	The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•	The Fund requires a medallion signature guarantee if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (888) 948-4685 (WHV-INTL). The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Fund and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Fund transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Fund and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Fund reserves the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, BNY Mellon Investment Servicing charges a fee of $10.00 for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Systematic Withdrawal Plan

Once you have established an account, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (888) 948-4685 (WHV-INTL) to request a form to start the Systematic Withdrawal Plan.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Fund may require that a subsequent request be submitted. The Fund charges a redemption fee on proceeds redeemed within 60 days following their acquisition (see “Redemption of Shares — Redemption Fee”).

Late Trading

Late Trading is the practice of buying or selling fund shares at the closing price after the Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Fund has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through the Fund), the policies and fees may be different than those described here. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees by the Fund (other than those described in this prospectus) if you purchase or redeem shares directly through the Fund.

Account Minimum

You must keep at least $1,000 worth of shares in your Class A account to keep the account open. If, after giving you 30 days’ prior written notice, your account value is still below $1,000 due to your redemptions (not including market fluctuations), the Fund may redeem your shares and send you a check for the redemption proceeds. There is no minimum balance for Class I accounts.

Medallion Signature Guarantees

The Fund may require additional documentation for the redemption of corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the redemption exceeds $50,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record. When the Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Fund’s shareholder servicing group toll-free at (888) 948-4685 (WHV-INTL) for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Fund to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Fund’s shareholder servicing group toll-free at (888) 948-4685 (WHV-INTL).

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions, and distributions, call the Fund’s shareholder servicing group from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time. Call toll-free at (888) 948-4685 (WHV-INTL).

Account Statements

The Fund provides you with these helpful services and information about your account:

•	a confirmation statement after every transaction;

•	quarterly account statements for Class A shares reflecting transactions made during the quarter;

•	monthly account statements for Class I shares reflecting transactions made during the month;

•	an annual account statement reflecting all transactions for the year; and

•	tax information, which will be mailed each year by the Internal Revenue Service (the “IRS”) deadline, currently January 31, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Fund provides the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Fund mails only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (888) 948-4685 (WHV-INTL) or, if your shares are held through a financial institution, please contact the financial institution directly. The Fund will begin sending you individual copies within 30 days after receiving your request.

DISTRIBUTIONS

Dividends from the net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

General. The Fund intends to qualify annually to be treated as a regulated investment company (“RIC”) under the Code. As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a regulated investment company (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% and (2) all distributions from earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.

Distributions. The Fund will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time the Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by the Fund as “qualified dividend income” are eligible for the long-term capital gain rate of 15% (0% for individuals in lower tax brackets). Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For the tax years beginning before January 1, 2011, the maximum individual tax rate on net long-term capital gains is 15%.

Sale or Exchange of Shares. It is a taxable event for you if you sell or exchange shares of the Fund. Depending on the purchase price and the sale price of the shares you sell, you may have a taxable gain or loss on the transaction. Any realized gain or loss will be taxable to you, and generally, will be capital gain or loss, assuming you hold your shares of the Fund as a capital asset, which capital gain or loss will be long-term or short-term depending on how long you have held the shares of the Fund.

Medicare Contribution Tax. Beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000 if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).

Backup Withholding. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes: You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

Non-U.S. Shareholders: Non-U.S. shareholders may be subject to U.S. tax due to their investment in the Fund. This prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in the Fund.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding these considerations appears in the Fund’s SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in the Fund on your tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for Class A and Class I shares for the period from December 19, 2008 (commencement of operations) to April 30, 2010. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate at which an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report. The Fund’s 2010 Annual Report is incorporated by reference into the Fund’s SAI and is available by calling (888) 948-4685 (WHV-INTL).

	For the	For the Period	For the Period
	Year Ended	July 31, 2009*	December 19, 2008*
	April 30,	to April 30,	to April 30,
	2010	2010	2009
	Class I	Class A	Class I

Per Share Operating Performance
Net asset value, beginning of period	$12.44	$15.22	$10.00

Net investment income	0.12 [1]	0.05 [1]	0.07 [1]
Net realized and unrealized gain on investments	5.43 [1]	2.70 [1]	2.37 [1]

Net increase in net assets resulting from operations	5.55	2.75	2.44

Dividends to shareholders from:
Net investment income	— [2]	—	—
Net realized gains	— [2]	— [2]	—

Total distributions	—	—	—

Net asset value, end of period	$17.99	$17.97	$12.44

Total investment return[3]	44.62%	18.07%[4]	24.40%[4]
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$64,538	$14,349	$191
Ratio of expenses to average net assets	1.25%	1.50%[5]	1.25%[5]
Ratio of expenses to average net assets without waivers and expense reimbursements	2.50%	2.32%[5]	163.68%[5]
Ratio of net investment income to average net assets	0.68%	0.37%[5]	1.73%[5]
Portfolio turnover rate	30.18%	30.18%[4]	11.10%[4]

*	Commencement of operations.

[1]	The selected per share data was calculated using the average shares outstanding method for the period.

[2]	Amount is less than $0.01 per share.

[3]	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

[4]	Not annualized.

[5]	Annualized.

WHV INTERNATIONAL EQUITY FUND
of
FundVantage Trust

(888) 948-4685 (WHV-INTL)

FOR MORE INFORMATION

For additional information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

These reports will contain additional information about the Fund’s investments including performance data, information on the Fund’s portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports are available, free of charge, by calling (888) 948-4685 (WHV-INTL) or on the Fund’s website at www.whv.com/default.asp?pageid=mutualfund.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Fund’s policies, investment restrictions, risks, and business structure, including a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (888) 948-4685 (WHV-INTL) or on the Fund’s website at www.whv.com/default.asp?pageid=mutualfund.

Shareholder Inquiries

Copies of these documents and answers to questions about the Fund, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

WHV International Equity Fund
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
(888) 948-4685 (WHV-INTL)
8:00 a.m. to 6:00 p.m. Eastern time

Securities and Exchange Commission

Reports and other information about the Fund (including the SAI and annual and semi-annual reports) may be viewed or downloaded, free of charge, from the EDGAR database on the SEC’s website at http://www.sec.gov. Such information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C., 20549-1520. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.